Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Dear Investor,

On March 11, 2022, S&P Global Ratings upgraded the credit rating of Genworth Financial, Inc. and Genworth Holdings, Inc. (Genworth Holdings) to “B+” (Speculative) from “B” (Speculative) and maintained a Positive outlook. The ratings upgrade is mostly due to the reduction in Genworth Holdings’ debt and other obligations over the past 12 months, resulting in the company’s improved financial flexibility and lower liquidity risk. For information related to the financial strength ratings of the company’s primary insurance subsidiaries, see page 41 of this financial supplement.

The company has added a new non-GAAP financial measure entitled “adjusted expense ratio” on page 38 of this financial supplement. Management believes that this expense ratio analysis enhances understanding of the operating performance of the company.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Initial gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or initial gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35).

In the first quarter of 2022, the company repurchased $82 million principal amount of Genworth Holdings’ senior notes due in February 2024 for a pre-tax loss of $3 million. In the fourth and third quarters of 2021, the company paid a pre-tax make-whole premium of $20 million and $6 million, respectively, related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in August 2023 and September 2021, respectively. In the fourth quarter of 2021, the company also repurchased $209 million principal amount of Genworth Holdings’ senior notes with 2023 and 2024 maturity dates for a pre-tax loss of $15 million. In the first quarter of 2021, the company repurchased $146 million principal amount of Genworth Holdings’ senior notes due in September 2021 for a pre-tax loss of $4 million. These transactions were excluded from adjusted operating income as they relate to gains (losses) on the early extinguishment of debt.

In the fourth quarter of 2021, the company recorded a pre-tax loss of $92 million as a result of ceding certain term life insurance policies as part of a life block transaction.

The company recorded a pre-tax expense of $5 million, $3 million, $5 million and $21 million in the fourth, third, second and first quarters of 2021, respectively, related to restructuring costs as it continued to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income as determined in accordance with accounting guidance related to segment reporting.

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the U.S. mortgage insurance business included in the company’s Enact segment, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business included in the company’s U.S. Life Insurance segment, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,797	$ 11,649	$11,476	$11,330	$11,083
Total accumulated other comprehensive income	2,610	3,861	3,800	3,834	3,675

Total Genworth Financial, Inc.’s stockholders’ equity	$14,407	$ 15,510	$15,276	$15,164	$14,758

Book value per share	$28.23	$30.57	$30.11	$29.89	$29.14
Book value per share, excluding accumulated other comprehensive income	$23.12	$22.96	$22.62	$22.33	$21.88
Common shares outstanding as of the balance sheet date	510.3	507.4	507.4	507.4	506.5

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
U.S. GAAP Basis ROE	7.6%	8.0%	9.1%	10.3%	4.0%
Operating ROE(1)	6.3%	6.8%	7.1%	6.2%	4.3%

	Three months ended
Quarterly Average ROE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
U.S. GAAP Basis ROE	5.1%	5.6%	11.0%	8.6%	6.8%
Operating ROE(1)	4.5%	5.7%	8.4%	6.9%	6.1%

Basic and Diluted Shares	Three months ended March 31, 2022
Weighted-average common shares used in basic earnings per share calculations	508.3
Potentially dilutive securities:
Stock options, restricted stock units and other equity-based compensation	9.1

Weighted-average common shares used in diluted earnings per share calculations	517.4

(1)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$931	$576	$944	$947	$968	$3,435
Net investment income	764	866	859	844	801	3,370
Net investment gains (losses)	28	132	88	70	33	323
Policy fees and other income	169	162	179	180	183	704

Total revenues	1,892	1,736	2,070	2,041	1,985	7,832

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,139	861	1,143	1,161	1,218	4,383
Interest credited	125	127	123	127	131	508
Acquisition and operating expenses, net of deferrals	271	354	290	304	275	1,223
Amortization of deferred acquisition costs and intangibles	92	108	106	86	77	377
Interest expense	26	31	35	43	51	160

Total benefits and expenses	1,653	1,481	1,697	1,721	1,752	6,651

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	239	255	373	320	233	1,181
Provision for income taxes	58	62	67	75	59	263

INCOME FROM CONTINUING OPERATIONS	181	193	306	245	174	918
Income (loss) from discontinued operations, net of taxes(1)	(2)	(1)	12	(5)	21	27

NET INCOME	179	192	318	240	195	945
Less: net income from continuing operations attributable to noncontrolling interests	30	29	4	—	—	33
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	8	8

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$149	$163	$314	$240	$187	$904

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$151	$164	$302	$245	$174	$885
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(2)	(1)	12	(5)	13	19

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$149	$163	$314	$240	$187	$904

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.30	$0.32	$0.59	$0.48	$0.35	$1.75
Diluted	$0.29	$0.32	$0.59	$0.47	$0.34	$1.72
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.32	$0.62	$0.47	$0.37	$1.78
Diluted	$0.29	$0.32	$0.61	$0.47	$0.37	$1.76
Weighted-average common shares outstanding
Basic	508.3	507.4	507.4	507.0	506.0	506.9
Diluted	517.4	515.6	514.2	515.0	513.8	514.7

(1)

Income (loss) from discontinued operations relates the company’s former lifestyle protection insurance business that was sold on December 1, 2015 and its former Australia mortgage insurance business that was sold on March 3, 2021. The company recorded after-tax income (loss) of $(1) million in the first quarter of 2022 and $(1) million and $11 million in the fourth and first quarters of 2021, respectively, associated with refinements to its tax matters agreement liability. During the first quarter of 2022 and the third, second and first quarters of 2021, the company recorded after-tax income (loss) of $(1) million, $9 million, $(4) million and $(1) million, respectively, related to a secured promissory note with AXA S.A. (AXA) resulting from a settlement agreement regarding a dispute over payment protection insurance claims sold by the company’s former lifestyle protection insurance business. During the first quarter of 2021, based on an updated estimate, the company adjusted a liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business which resulted in an after-tax loss of $4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$149	$163	$314	$240	$187	$904
Add: net income from continuing operations attributable to noncontrolling interests	30	29	4	—	—	33
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	8	8

NET INCOME	179	192	318	240	195	945
Less: income (loss) from discontinued operations, net of taxes	(2)	(1)	12	(5)	21	27

INCOME FROM CONTINUING OPERATIONS	181	193	306	245	174	918
Less: net income from continuing operations attributable to noncontrolling interests	30	29	4	—	—	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	151	164	302	245	174	885

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(28)	(133)	(88)	(70)	(33)	(324)
(Gains) losses on early extinguishment of debt	3	35	6	—	4	45
Initial loss from life block transaction	—	92	—	—	—	92
Expenses related to restructuring	—	5	3	5	21	34
Taxes on adjustments	5	1	16	14	2	33

ADJUSTED OPERATING INCOME	$131	$164	$239	$194	$168	$765

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$135	$125	$134	$135	$126	$520
U.S. Life Insurance segment:
Long-Term Care Insurance	59	119	133	98	95	445
Life Insurance	(79)	(98)	(68)	(40)	(63)	(269)
Fixed Annuities	16	20	28	13	30	91

Total U.S. Life Insurance segment	(4)	41	93	71	62	267

Runoff segment	9	16	11	15	12	54
Corporate and Other	(9)	(18)	1	(27)	(32)	(76)

ADJUSTED OPERATING INCOME	$131	$164	$239	$194	$168	$765

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.29	$0.32	$0.62	$0.47	$0.37	$1.78
Diluted	$0.29	$0.32	$0.61	$0.47	$0.37	$1.76
Adjusted operating income per share
Basic	$0.26	$0.32	$0.47	$0.38	$0.33	$1.51
Diluted	$0.25	$0.32	$0.46	$0.38	$0.33	$1.48
Weighted-average common shares outstanding
Basic	508.3	507.4	507.4	507.0	506.0	506.9
Diluted	517.4	515.6	514.2	515.0	513.8	514.7

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$55,027	$60,480	$61,274	$61,649	$60,231
Equity securities, at fair value	230	198	156	147	238
Commercial mortgage loans(2)	6,938	6,856	6,916	6,912	6,787
Less: Allowance for credit losses	(25)	(26)	(30)	(33)	(32)

Commercial mortgage loans, net	6,913	6,830	6,886	6,879	6,755
Policy loans	2,028	2,050	2,067	2,083	1,976
Limited partnerships	2,007	1,900	1,617	1,354	1,160
Other invested assets	671	820	718	906	599

Total investments	66,876	72,278	72,718	73,018	70,959
Cash, cash equivalents and restricted cash	1,291	1,571	1,937	2,214	1,964
Accrued investment income	696	647	626	573	704
Deferred acquisition costs	1,310	1,146	1,193	1,212	1,247
Intangible assets	159	143	147	151	155
Reinsurance recoverable	16,821	16,868	16,722	16,716	16,788
Less: Allowance for credit losses	(57)	(55)	(51)	(50)	(44)

Reinsurance recoverable, net	16,764	16,813	16,671	16,666	16,744
Other assets	440	388	396	403	439
Deferred tax asset	421	119	209	211	314
Separate account assets	5,530	6,066	5,978	6,202	6,032

Total assets	$93,487	$99,171	$99,875	$100,650	$98,558

(1)

Amortized cost of $52,280 million, $52,611 million, $53,181 million, $53,111 million and $53,470 million as of March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively, and allowance for credit losses of $___ as of March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021 and $3 million as of March 31, 2021.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$38,897	$41,528	$41,794	$42,165	$40,634
Policyholder account balances	18,197	19,354	19,607	19,944	19,999
Liability for policy and contract claims	11,833	11,841	11,743	11,546	11,415
Unearned premiums	639	672	685	695	728
Other liabilities	1,416	1,511	1,568	1,664	1,710
Long-term borrowings	1,819	1,899	2,412	2,924	2,922
Separate account liabilities	5,530	6,066	5,978	6,202	6,032
Liabilities related to discontinued operations(1)	4	34	36	346	360

Total liabilities	78,335	82,905	83,823	85,486	83,800

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,857	11,858	11,850	12,018	12,011
Accumulated other comprehensive income (loss)	2,610	3,861	3,800	3,834	3,675
Retained earnings	2,639	2,490	2,325	2,011	1,771
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,407	15,510	15,276	15,164	14,758
Noncontrolling interests	745	756	776	—	—

Total equity	15,152	16,266	16,052	15,164	14,758

Total liabilities and equity	$93,487	$99,171	$99,875	$100,650	$98,558

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business and includes an unrelated liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2022
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,579	$59,149	$2,595	$1,540	$68,863
Deferred acquisition costs and intangible assets	36	1,298	127	8	1,469
Reinsurance recoverable, net	—	16,118	646	—	16,764
Deferred tax and other assets	175	(83)	62	707	861
Separate account assets	—	—	5,530	—	5,530

Total assets	$5,790	$76,482	$8,960	$2,255	$93,487

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,895	$2	$—	$38,897
Policyholder account balances	—	15,190	3,007	—	18,197
Liability for policy and contract claims	625	11,186	14	8	11,833
Unearned premiums	236	400	3	—	639
Other liabilities	123	705	43	545	1,416
Borrowings	741	—	—	1,078	1,819
Separate account liabilities	—	—	5,530	—	5,530
Liabilities related to discontinued operations	—	—	—	4	4

Total liabilities	1,725	66,376	8,599	1,635	78,335

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,436	7,238	361	762	11,797
Allocated accumulated other comprehensive income (loss)	(116)	2,868	—	(142)	2,610

Total Genworth Financial, Inc.’s stockholders’ equity	3,320	10,106	361	620	14,407
Noncontrolling interests	745	—	—	—	745

Total equity	4,065	10,106	361	620	15,152

Total liabilities and equity	$5,790	$76,482	$8,960	$2,255	$93,487

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2021
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,723	$64,084	$2,574	$2,115	$74,496
Deferred acquisition costs and intangible assets	37	1,129	113	10	1,289
Reinsurance recoverable, net	—	16,168	645	—	16,813
Deferred tax and other assets	90	(171)	62	526	507
Separate account assets	—	—	6,066	—	6,066

Total assets	$5,850	$81,210	$9,460	$2,651	$99,171

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,526	$2	$—	$41,528
Policyholder account balances	—	16,343	3,011	—	19,354
Liability for policy and contract claims	641	11,183	8	9	11,841
Unearned premiums	246	423	3	—	672
Other liabilities	123	765	40	583	1,511
Borrowings	740	—	—	1,159	1,899
Separate account liabilities	—	—	6,066	—	6,066
Liabilities related to discontinued operations	—	—	—	34	34

Total liabilities	1,750	70,240	9,130	1,785	82,905

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,276	7,159	324	890	11,649
Allocated accumulated other comprehensive income (loss)	68	3,811	6	(24)	3,861

Total Genworth Financial, Inc.’s stockholders’ equity	3,344	10,970	330	866	15,510
Noncontrolling interests	756	—	—	—	756

Total equity	4,100	10,970	330	866	16,266

Total liabilities and equity	$5,850	$81,210	$9,460	$2,651	$99,171

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Enact	U.S. Life Insurance	Runoff	Total
Unamortized balance as of December 31, 2021	$27	$2,279	$132	$2,438
Costs deferred	2	—	—	2
Amortization, net of interest accretion	(2)	(67)	(6)	(75)

Unamortized balance as of March 31, 2022	27	2,212	126	2,365
Effect of accumulated net unrealized investment (gains) losses	—	(1,054)	(1)	(1,055)

Balance as of March 31, 2022	$27	$1,158	$125	$1,310

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$234	$237	$243	$243	$252	$975
Net investment income	35	35	36	35	35	141
Net investment gains (losses)	—	—	1	(2)	(1)	(2)
Policy fees and other income	1	1	1	—	2	4

Total revenues	270	273	281	276	288	1,118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(10)	6	34	30	55	125
Acquisition and operating expenses, net of deferrals	54	55	55	63	57	230
Amortization of deferred acquisition costs and intangibles	3	4	3	4	4	15
Interest expense	13	13	13	12	13	51

Total benefits and expenses	60	78	105	109	129	421

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	210	195	176	167	159	697
Provision for income taxes	45	41	38	35	34	148

INCOME FROM CONTINUING OPERATIONS	165	154	138	132	125	549
Less: net income from continuing operations attributable to noncontrolling interests	30	29	4	—	—	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	135	125	134	132	125	516

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	—	—	(1)	2	1	2
Expenses related to restructuring	—	—	1	2	—	3
Taxes on adjustments	—	—	—	(1)	—	(1)

ADJUSTED OPERATING INCOME	$135	$125	$134	$135	$126	$520

SALES:
Primary New Insurance Written (NIW)	$18,823	$21,441	$23,972	$26,657	$24,934	$97,004

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2022		2021
	1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$17,071	91%	$19,395	91%	$21,475	90%	$24,887	93%	$23,358	94%
Single	1,690	9	1,991	9	2,431	10	1,686	7	1,446	6
Other(1)	62	—	55	—	66	—	84	—	130	—

Total Primary	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Origination
Purchase	$17,326	92%	$19,284	90%	$20,988	88%	$21,143	79%	$15,500	62%
Refinance	1,497	8	2,157	10	2,984	12	5,514	21	9,434	38

Total Primary	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

FICO Scores
Over 760	$8,359	45%	$9,401	44%	$10,708	45%	$11,762	44%	$10,520	42%
740 - 759	3,085	16	3,406	16	3,830	16	3,995	15	3,836	15
720 - 739	2,515	13	2,844	13	3,177	13	3,467	13	3,423	14
700 - 719	1,952	10	2,257	11	2,702	11	3,131	12	2,979	12
680 - 699	1,316	7	1,589	7	1,875	8	2,513	9	2,480	10
660 - 679(2)	931	5	1,106	5	1,010	4	1,068	4	983	4
640 - 659	486	3	611	3	504	2	547	2	511	2
620 - 639	173	1	223	1	166	1	174	1	202	1
<620	6	—	4	—	—	—	—	—	—	—

Total Primary	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Loan-To-Value Ratio
95.01% and above	$3,146	17%	$3,660	17%	$3,396	14%	$2,767	11%	$2,241	9%
90.01% to 95.00%	6,682	35	7,548	35	8,838	37	10,758	40	9,453	38
85.01% to 90.00%	5,620	30	6,253	29	7,454	31	8,618	32	8,392	34
85.00% and below	3,375	18	3,980	19	4,284	18	4,514	17	4,848	19

Total Primary	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Debt-To-Income Ratio
45.01% and above	$4,452	24%	$4,977	23%	$4,167	17%	$3,269	12%	$2,566	10%
38.01% to 45.00%	6,361	34	7,047	33	7,949	33	9,204	35	8,746	35
38.00% and below	8,010	42	9,417	44	11,856	50	14,184	53	13,622	55

Total Primary	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Other Metrics—Enact Segment

(dollar amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$231,853	$226,514	$222,464	$217,477	$210,187

Risk In-Force
Primary(2)	$58,295	$56,881	$55,866	$54,643	$52,866
Pool	97	105	117	123	134

Total Risk In-Force	$58,392	$56,986	$55,983	$54,766	$53,000

Expense Ratio(3)	24%	25%	24%	27%	24%	25%

Primary Persistency	76%	69%	65%	63%	56%	62%

Combined Risk To Capital Ratio(4)	12.1:1	12.2:1	11.8:1	11.8:1	11.7:1

EMICO Risk To Capital Ratio(4),(5)	12.2:1	12.3:1	11.9:1	12.0:1	11.9:1

PMIERs Available Assets(6)	$5,222	$5,077	$5,126	$4,926	$4,769

PMIERs Required Assets(6)	$2,961	$3,074	$2,839	$2,985	$3,005

Available Assets Above PMIERs Requirements(6)	$2,261	$2,003	$2,287	$1,941	$1,764

PMIERs Sufficiency Ratio(6)	176%	165%	181%	165%	159%

Average Primary Loan Size (in thousands)	$246	$242	$237	$233	$228

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company’s U.S. mortgage insurance subsidiaries insure. Original loan balances are primarily used to determine premiums.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by two percentage points for the three months ended June 30, 2021.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company’s U.S. mortgage insurance subsidiaries which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Loss Metrics—Enact Segment

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$51.6	$27.2	$26.7	$63.1	$54.7
Average Reserve Per Primary Delinquency (in thousands)(2)	$26.2	$24.4	$21.2	$17.5	$13.7

Reserves:
Primary direct case	$591	$606	$613	$589	$564
All other(3)	34	35	35	35	39

Total Reserves	$625	$641	$648	$624	$603

Beginning Reserves	$641	$648	$624	$603	$555	$555
Paid claims	(6)	(13)	(10)	(9)	(7)	(39)
Increase (decrease) in reserves	(10)	6	34	30	55	125

Ending Reserves	$625	$641	$648	$624	$603	$641

Loss Ratio(4)	(4)%	3%	14%	12%	22%	13%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the fourth and third quarters of 2021 includes payments in relation to agreements on non-performing loans.
(2)	Primary direct case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)

The ratio of benefits and other changes in policy reserves to net earned premiums. The company recorded a favorable reserve adjustment of $50 million in the first quarter of 2022, which reduced the loss ratio by 21 percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	941,689	937,350	936,934	933,616	922,186
Primary delinquent loans	22,571	24,820	28,904	33,568	41,332
Primary delinquency rate	2.40%	2.65%	3.08%	3.60%	4.48%

Beginning Number of Primary Delinquencies	24,820	28,904	33,568	41,332	44,904	44,904
New delinquencies	8,724	8,282	7,427	6,862	10,053	32,624
Delinquency cures	(10,860)	(11,929)	(11,746)	(14,473)	(13,478)	(51,626)
Paid claims	(107)	(430)	(343)	(143)	(134)	(1,050)
Rescissions and claim denials	(6)	(7)	(2)	(10)	(13)	(32)

Ending Number of Primary Delinquencies	22,571	24,820	28,904	33,568	41,332	24,820

Composition of Cures
Reported delinquent and cured-intraquarter	1,581	1,274	1,143	1,149	1,549
Number of missed payments delinquent prior to cure:
3 payments or less	3,902	3,563	3,080	4,179	4,812
4 - 11 payments	2,315	2,691	3,492	6,055	6,849
12 payments or more	3,062	4,401	4,031	3,090	268

Total	10,860	11,929	11,746	14,473	13,478

Primary Delinquencies by Missed Payment Status
3 payments or less	6,837	6,586	6,192	6,030	8,296
4 - 11 payments	6,875	7,360	9,021	12,378	21,011
12 payments or more	8,859	10,874	13,691	15,160	12,025

Primary Delinquencies	22,571	24,820	28,904	33,568	41,332

	March 31, 2022
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$38	$359	11%
4 - 11 payments in default	115	392	29%
12 payments or more in default	438	515	85%

Total	$591	$1,266	47%

	December 31, 2021
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$35	$340	10%
4 - 11 payments in default	111	426	26%
12 payments or more in default	460	643	72%

Total	$606	$1,409	43%

(1)	Primary direct case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	March 31, 2022
Policy Year	% of Direct Case Reserves(1)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	25%	$7,723	3%	$1,991	3%	10.41%
2009-2014	5	2,946	1	788	1	5.34%
2015	5	3,960	2	1,058	2	4.06%
2016	7	8,076	4	2,147	4	3.48%
2017	10	8,023	4	2,094	4	4.43%
2018	12	8,306	4	2,092	4	5.48%
2019	17	19,609	8	4,935	8	3.44%
2020	15	65,807	28	16,606	28	1.49%
2021	4	88,757	38	21,959	38	0.58%
2022	—	18,646	8	4,625	8	0.04%

Total	100%	$231,853	100%	$58,295	100%	2.40%

	March 31, 2022		December 31, 2021		March 31, 2021
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$10,379	18%	$9,907	17%	$9,151	17%
90.01% to 95.00%	27,987	48	27,608	49	26,637	51
85.01% to 90.00%	16,082	27	15,644	27	13,997	26
85.00% and below	3,847	7	3,722	7	3,081	6

Total	$58,295	100%	$56,881	100%	$52,866	100%

	March 31, 2022		December 31, 2021		March 31, 2021
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$23,326	40%	$22,489	40%	$19,829	37%
740 - 759	9,267	16	9,009	16	8,442	16
720 - 739	8,224	14	8,055	14	7,715	15
700 - 719	6,974	12	6,907	12	6,678	13
680 - 699	5,334	9	5,334	9	5,231	10
660 - 679(2)	2,715	5	2,638	5	2,484	5
640 - 659	1,550	3	1,530	3	1,485	3
620 - 639	699	1	702	1	734	1
<620	206	—	217	—	268	—

Total	$58,295	100%	$56,881	100%	$52,866	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$695	$338	$699	$703	$714	$2,454
Net investment income	676	777	773	763	716	3,029
Net investment gains (losses)	56	134	87	66	42	329
Policy fees and other income	137	128	144	145	148	565

Total revenues	1,564	1,377	1,703	1,677	1,620	6,377

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,141	849	1,097	1,129	1,155	4,230
Interest credited	82	84	85	87	90	346
Acquisition and operating expenses, net of deferrals	199	243	211	219	192	865
Amortization of deferred acquisition costs and intangibles	83	99	96	77	68	340

Total benefits and expenses	1,505	1,275	1,489	1,512	1,505	5,781

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	59	102	214	165	115	596
Provision for income taxes	20	28	53	42	32	155

INCOME FROM CONTINUING OPERATIONS	39	74	161	123	83	441

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(55)	(135)	(87)	(67)	(41)	(330)
Initial loss from life block transaction	—	92	—	—	—	92
Expenses related to restructuring	—	—	1	2	14	17
Taxes on adjustments	12	10	18	13	6	47

ADJUSTED OPERATING INCOME (LOSS)	$(4)	$41	$93	$71	$62	$267

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(56)	$(134)	$(87)	$(66)	$(42)	$(329)
Adjustment for DAC and other intangible amortization and certain benefit reserves	1	(1)	—	(1)	1	(1)

Net investment (gains) losses, net	$(55)	$(135)	$(87)	$(67)	$(41)	$(330)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Income—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$621	$644	$652	$648	$646	$2,590
Net investment income	447	532	521	509	465	2,027
Net investment gains (losses)	41	83	80	67	27	257
Policy fees and other income	—	(6)	3	2	2	1

Total revenues	1,109	1,253	1,256	1,226	1,140	4,875

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	812	817	802	822	829	3,270
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	143	163	165	176	141	645
Amortization of deferred acquisition costs and intangibles	29	30	31	27	24	112

Total benefits and expenses	984	1,010	998	1,025	994	4,027

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	125	243	258	201	146	848
Provision for income taxes	34	59	63	50	38	210

INCOME FROM CONTINUING OPERATIONS	91	184	195	151	108	638

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(41)	(83)	(80)	(67)	(27)	(257)
Expenses related to restructuring	—	—	1	1	10	12
Taxes on adjustments	9	18	17	13	4	52

ADJUSTED OPERATING INCOME	$59	$119	$133	$98	$95	$445

RATIOS:
Loss Ratio(1)	64%	62%	58%	62%	62%	61%
Gross Benefits Ratio(2)	131%	127%	123%	127%	128%	126%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Loss—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$74	$(306)	$47	$55	$68	$(136)
Net investment income	121	124	128	126	125	503
Net investment gains (losses)	9	50	6	6	12	74
Policy fees and other income	135	131	139	142	143	555

Total revenues	339	(1)	320	329	348	996

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	282	(14)	252	245	282	765
Interest credited	52	53	53	53	56	215
Acquisition and operating expenses, net of deferrals	47	66	36	34	40	176
Amortization of deferred acquisition costs and intangibles	50	62	59	43	41	205

Total benefits and expenses	431	167	400	375	419	1,361

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(92)	(168)	(80)	(46)	(71)	(365)
Benefit for income taxes	(20)	(37)	(17)	(10)	(15)	(79)

LOSS FROM CONTINUING OPERATIONS	(72)	(131)	(63)	(36)	(56)	(286)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(9)	(50)	(6)	(6)	(12)	(74)
Initial loss from life block transaction	—	92	—	—	—	92
Expenses related to restructuring	—	—	—	1	3	4
Taxes on adjustments	2	(9)	1	1	2	(5)

ADJUSTED OPERATING LOSS	$(79)	$(98)	$(68)	$(40)	$(63)	$(269)

(1)

In the fourth quarter of 2021, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $360 million and reduced benefits and other changes in policy reserves by $268 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	108	121	124	128	126	499
Net investment gains (losses)	6	1	1	(7)	3	(2)
Policy fees and other income	2	3	2	1	3	9

Total revenues	116	125	127	122	132	506

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	47	46	43	62	44	195
Interest credited	30	31	32	34	34	131
Acquisition and operating expenses, net of deferrals	9	14	10	9	11	44
Amortization of deferred acquisition costs and intangibles	4	7	6	7	3	23

Total benefits and expenses	90	98	91	112	92	393

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	26	27	36	10	40	113
Provision for income taxes	6	6	7	2	9	24

INCOME FROM CONTINUING OPERATIONS	20	21	29	8	31	89

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(5)	(2)	(1)	6	(2)	1
Expenses related to restructuring	—	—	—	—	1	1
Taxes on adjustments	1	1	—	(1)	—	—

ADJUSTED OPERATING INCOME	$16	$20	$28	$13	$30	$91

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(6)	$(1)	$(1)	$7	$(3)	$2
Adjustment for DAC and other intangible amortization and certain benefit reserves	1	(1)	—	(1)	1	(1)

Net investment (gains) losses, net	$(5)	$(2)	$(1)	$6	$(2)	$1

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Income—Runoff Segment

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$50	$53	$49	$43	$49	$194
Net investment gains (losses)	(15)	—	(1)	10	(6)	3
Policy fees and other income	31	33	33	35	33	134

Total revenues	66	86	81	88	76	331

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	5	12	2	8	27
Interest credited	43	43	38	40	41	162
Acquisition and operating expenses, net of deferrals	12	14	12	14	13	53
Amortization of deferred acquisition costs and intangibles	6	4	7	4	5	20

Total benefits and expenses	69	66	69	60	67	262

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(3)	20	12	28	9	69
Provision (benefit) for income taxes	(1)	4	2	6	1	13

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2)	16	10	22	8	56

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	14	—	1	(9)	5	(3)
Taxes on adjustments	(3)	—	—	2	(1)	1

ADJUSTED OPERATING INCOME	$9	$16	$11	$15	$12	$54

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$15	$—	$1	$(10)	$6	$(3)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	—	—	1	(1)	—

Net investment (gains) losses, net	$14	$—	$1	$(9)	$5	$(3)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Adjusted Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$2	$1	$2	$6
Net investment income	3	1	1	3	1	6
Net investment gains (losses)	(13)	(2)	1	(4)	(2)	(7)
Policy fees and other income	—	—	1	—	—	1

Total revenues	(8)	—	5	—	1	6

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	—	—	—	1
Acquisition and operating expenses, net of deferrals	6	42	12	8	13	75
Amortization of deferred acquisition costs and intangibles	—	1	—	1	—	2
Interest expense	13	18	22	31	38	109

Total benefits and expenses	19	62	34	40	51	187

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(27)	(62)	(29)	(40)	(50)	(181)
Benefit for income taxes	(6)	(11)	(26)	(8)	(8)	(53)

LOSS FROM CONTINUING OPERATIONS	(21)	(51)	(3)	(32)	(42)	(128)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	13	2	(1)	4	2	7
(Gains) losses on early extinguishment of debt	3	35	6	—	4	45
Expenses related to restructuring	—	5	1	1	7	14
Taxes on adjustments	(4)	(9)	(2)	—	(3)	(14)

ADJUSTED OPERATING INCOME (LOSS)	$(9)	$(18)	$1	$(27)	$(32)	$(76)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Investments Summary

(amounts in millions)

		March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$30,897	45%	$34,181	46%	$34,382	46%	$34,610	47%	$33,376	47%
	Private fixed maturity securities	12,873	19	13,872	19	13,742	18	13,722	18	13,402	18
	Residential mortgage-backed securities(1)	1,320	2	1,440	2	1,572	2	1,683	2	1,766	2
	Commercial mortgage-backed securities	2,349	3	2,570	3	2,656	4	2,714	4	2,770	4
	Other asset-backed securities	2,016	3	2,127	3	2,374	3	2,500	3	2,806	4
	State and political subdivisions	3,134	5	3,450	5	3,418	5	3,371	4	3,135	4
	Non-investment grade fixed maturity securities	2,438	4	2,840	4	3,130	4	3,049	4	2,976	4
	Equity securities:
	Common stocks and mutual funds	151	—	115	—	72	—	63	—	155	—
	Preferred stocks	79	—	83	—	84	—	84	—	83	—
	Commercial mortgage loans, net	6,913	10	6,830	9	6,886	9	6,879	9	6,755	9
	Policy loans	2,028	3	2,050	3	2,067	3	2,083	3	1,976	3
	Limited partnerships	2,007	3	1,900	3	1,617	2	1,354	2	1,160	2
	Cash, cash equivalents, restricted cash and short-term investments	1,367	2	1,597	2	2,006	3	2,335	3	1,981	3
	Securities lending	—	—	—	—	—	—	105	—	68	—
Other invested assets:	Derivatives:
	Interest rate swaps	162	—	364	—	298	—	280	—	84	—
	Foreign currency swaps	5	—	6	—	5	—	2	—	—	—
	Equity index options	30	—	42	—	33	—	47	—	53	—
	Other foreign currency contracts	—	—	2	—	2	—	24	—	27	—
	Other	398	1	380	1	311	1	327	1	350	—

	Total invested assets and cash	$68,167	100%	$73,849	100%	$74,655	100%	$75,232	100%	$72,923	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$7,484	20%	$8,316	20%	$8,393	19%	$8,505	20%	$8,308	20%
	AA	3,538	9	3,872	9	3,907	9	3,872	9	3,500	8
	A	9,880	26	11,039	26	11,134	26	11,158	26	10,986	26
	BBB	16,177	42	17,789	42	17,980	42	18,208	41	17,581	42
	BB	1,079	3	1,443	3	1,658	4	1,637	4	1,579	4
	B	61	—	42	—	53	—	45	—	69	—
	CCC and lower	—	—	—	—	—	—	6	—	6	—

	Total public fixed maturity securities	$38,219	100%	$42,501	100%	$43,125	100%	$43,431	100%	$42,029	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$775	5%	$821	5%	$856	5%	$862	5%	$973	5%
	AA	1,554	9	1,718	9	1,831	10	1,850	10	1,882	10
	A	4,773	28	5,224	29	5,240	29	5,183	28	5,188	29
	BBB	8,408	50	8,861	49	8,803	48	8,962	49	8,837	49
	BB	1,159	7	1,186	7	1,252	7	1,190	7	1,117	6
	B	131	1	161	1	158	1	162	1	197	1
	CCC and lower	8	—	8	—	9	—	9	—	8	—

	Total private fixed maturity securities	$16,808	100%	$17,979	100%	$18,149	100%	$18,218	100%	$18,202	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,097	8%	$4,552	8%	$4,500	7%	$4,484	7%	$4,273	7%
State and political subdivisions	3,134	6	3,450	6	3,418	6	3,371	6	3,135	5
Foreign government	784	1	835	1	835	1	802	1	820	1
U.S. corporate	31,823	58	34,924	58	35,132	57	35,289	57	34,107	57
Foreign corporate	9,453	17	10,535	17	10,740	18	10,744	18	10,485	17
Residential mortgage-backed securities	1,320	2	1,440	2	1,572	3	1,691	3	1,774	3
Commercial mortgage-backed securities	2,361	4	2,584	4	2,670	4	2,734	4	2,794	5
Other asset-backed securities	2,055	4	2,160	4	2,407	4	2,534	4	2,843	5

Total fixed maturity securities	$55,027	100%	$60,480	100%	$61,274	100%	$61,649	100%	$60,231	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$10,235	25%	$11,204	25%	$11,231	25%	$11,155	24%	$10,807	25%
Utilities	5,450	14	5,963	13	5,953	13	5,948	13	5,736	13
Energy	3,372	8	3,622	8	3,645	8	3,592	8	3,417	8
Consumer - non-cyclical	5,967	15	6,635	15	6,703	15	6,726	15	6,545	15
Consumer - cyclical	1,758	4	1,877	4	1,891	4	1,979	4	1,922	4
Capital goods	2,972	7	3,291	7	3,349	7	3,371	7	3,275	7
Industrial	2,092	5	2,278	5	2,251	5	2,344	5	2,299	5
Technology and communications	4,224	10	4,612	10	4,547	10	4,518	10	4,376	10
Transportation	1,642	4	1,832	4	1,836	4	1,924	4	1,877	4
Other	1,298	3	1,473	3	1,510	3	1,596	4	1,516	3

Subtotal	39,010	95	42,787	94	42,916	94	43,153	94	41,770	94

Non-Investment Grade:
Finance and insurance	185	—	219	—	226	—	234	1	243	1
Utilities	62	—	69	—	95	—	88	—	94	—
Energy	568	1	695	2	782	2	759	1	712	1
Consumer - non-cyclical	192	1	267	1	270	1	243	1	243	1
Consumer - cyclical	321	1	363	1	369	1	368	1	389	1
Capital goods	159	—	159	—	163	—	141	—	152	—
Industrial	209	1	263	1	366	1	368	1	356	1
Technology and communications	372	1	446	1	490	1	520	1	488	1
Transportation	29	—	28	—	26	—	26	—	18	—
Other	169	—	163	—	169	—	133	—	127	—

Subtotal	2,266	5	2,672	6	2,956	6	2,880	6	2,822	6

Total	$41,276	100%	$45,459	100%	$45,872	100%	$46,033	100%	$44,592	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,420	3%	$1,499	2%	$1,449	2%	$1,291	2%	$1,291	2%
Due after one year through five years	8,501	15	8,807	15	9,039	15	9,030	15	8,926	15
Due after five years through ten years	13,943	25	15,053	25	14,956	24	15,158	25	14,904	24
Due after ten years	25,427	47	28,937	48	29,181	48	29,211	47	27,699	46

Subtotal	49,291	90	54,296	90	54,625	89	54,690	89	52,820	87
Mortgage and asset-backed securities	5,736	10	6,184	10	6,649	11	6,959	11	7,411	13

Total fixed maturity securities	$55,027	100%	$60,480	100%	$61,274	100%	$61,649	100%	$60,231	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$580	$590	$614	$608	$599	$2,411
Fixed maturity securities - non-taxable	1	2	2	1	2	7
Equity securities	2	2	2	2	3	9
Commercial mortgage loans	81	102	93	103	78	376
Policy loans	50	52	47	40	50	189
Limited partnerships	7	79	59	54	31	223
Other invested assets	63	62	63	58	58	241
Cash, cash equivalents, restricted cash and short-term investments	—	—	1	—	—	1

Gross investment income before expenses and fees	784	889	881	866	821	3,457
Expenses and fees	(20)	(23)	(22)	(22)	(20)	(87)

Net investment income	$764	$866	$859	$844	$801	$3,370

Annualized Yields
Fixed maturity securities - taxable	4.4%	4.5%	4.6%	4.6%	4.5%	4.5%
Fixed maturity securities - non-taxable	3.6%	6.7%	6.3%	3.1%	6.3%	5.6%
Equity securities	3.7%	4.5%	5.3%	4.1%	3.8%	4.0%
Commercial mortgage loans	4.7%	5.9%	5.4%	6.0%	4.6%	5.5%
Policy loans	9.8%	10.1%	9.1%	7.9%	10.1%	9.3%
Limited partnerships(1)	1.4%	18.0%	15.9%	17.2%	11.2%	15.7%
Other invested assets(2)	64.8%	71.9%	79.5%	68.6%	65.0%	69.7%
Cash, cash equivalents, restricted cash and short-term investments	—%	—%	0.2%	—%	—%	—%

Gross investment income before expenses and fees	4.8%	5.4%	5.3%	5.2%	5.0%	5.2%
Expenses and fees	(0.1)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%

Net investment income	4.7%	5.3%	5.2%	5.1%	4.8%	5.1%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2022	2021
	1Q	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(12)	$28	$8	$2	$4	$42
U.S. government, agencies and government-sponsored enterprises	6	—	—	—	—	—
Foreign corporate	(2)	10	1	(2)	1	10
Foreign government	—	—	(1)	1	—	—
Mortgage-backed securities	—	3	3	—	(1)	5

Total net realized gains (losses) on available-for-sale securities	(8)	41	11	1	4	57
Net realized gains (losses) on equity securities sold	—	—	—	(2)	(5)	(7)
Net realized gains (losses) on limited partnerships	—	—	—	—	3	3

Total net realized investment gains (losses)	(8)	41	11	(1)	2	53

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	—	—	(4)	(2)	(6)
Write-down of available-for-sale fixed maturity securities	(2)	—	—	—	(1)	(1)
Net unrealized gains (losses) on equity securities still held	(6)	4	(1)	6	(8)	1
Net unrealized gains (losses) on limited partnerships	35	90	75	65	34	264
Commercial mortgage loans	1	(4)	3	(1)	(1)	(3)
Derivative instruments	4	5	(3)	4	8	14
Other	4	(4)	3	1	1	1

Net investment gains (losses), gross	28	132	88	70	33	323
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	1	—	—	—	1

Net investment gains (losses), net	$28	$133	$88	$70	$33	$324

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$866	$904	$1,008	$1,112	$431
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$11,467	$11,286	$11,079	$10,823	$10,684
U.S. GAAP Basis ROE (1)/(2)	7.6%	8.0%	9.1%	10.3%	4.0%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$728	$765	$789	$675	$458
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$11,467	$11,286	$11,079	$10,823	$10,684
Operating ROE (1)/(2)	6.3%	6.8%	7.1%	6.2%	4.3%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$149	$163	$314	$240	$187
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$11,723	$11,563	$11,403	$11,207	$10,988
Annualized U.S. GAAP Quarterly Basis ROE (3)/(4)	5.1%	5.6%	11.0%	8.6%	6.8%

Operating ROE
Adjusted operating income for the period ended(3)	$131	$164	$239	$194	$168
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$11,723	$11,563	$11,403	$11,207	$10,988
Annualized Operating Quarterly Basis ROE (3)/(4)	4.5%	5.7%	8.4%	6.9%	6.1%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2022	2021
	GAAP Basis Expense Ratio	1Q	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$271	$354	$290	$304	$275	$1,223
(B)	Premiums	$931	$576	$944	$947	$968	$3,435

(A) / (B)	GAAP Basis Expense Ratio	29%	61%	31%	32%	28%	36%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$271	$354	$290	$304	$275	$1,223
	Less: Legal settlement expenses(1)	43	59	57	70	23	209

(C)	Adjusted acquisition and operating expenses, net of deferrals	$228	$295	$233	$234	$252	$1,014

	Premiums	$931	$576	$944	$947	$968	$3,435
	Add: Policy fees and other income	169	162	179	180	183	704
	Add: Initial ceded premiums from a life block transaction(2)	—	360	—	—	—	360

(D)	Adjusted revenues	$1,100	$1,098	$1,123	$1,127	$1,151	$4,499

(C) / (D)	Adjusted expense ratio(3)	21%	27%	21%	21%	22%	23%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income and premiums initially ceded under life block transactions. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)

Estimated pre-tax impact of expenses related to policyholder benefit reduction elections made as part of a legal settlement in the company’s long-term care insurance business, which includes cash damages of $43 million, $54 million, $50 million, $61 million and $20 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

(2)

In the fourth quarter of 2021, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies as part of a life block transaction. Under this new reinsurance agreement, the company initially ceded $360 million of certain term life insurance premiums.

(3)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by three percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Reconciliation of Reported Yield to Core Yield

		2022	2021
	(Assets - amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$68.2	$73.8	$74.7	$75.2	$72.9	$73.8
	Subtract:
	Securities lending	—	—	—	0.1	0.1	—
	Unrealized gains (losses)	3.0	8.2	8.5	8.9	6.9	8.2

	Adjusted end of period invested assets and cash	$65.2	$65.6	$66.2	$66.2	$65.9	$65.6

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$65.4	$65.9	$66.2	$66.1	$66.2	$66.1

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$764	$866	$859	$844	$801	$3,370
	Subtract:
	Bond calls and commercial mortgage loan prepayments	10	38	43	39	15	135
	Other non-core items(1)	—	2	(4)	3	2	3

(C)	Core Net Investment Income	$754	$826	$820	$802	$784	$3,232

(B) / (A)	Reported Yield	4.67%	5.26%	5.19%	5.11%	4.84%	5.10%
(C) / (A)	Core Yield	4.61%	5.01%	4.95%	4.85%	4.73%	4.89%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

Financial Strength Ratings As Of May 2, 2022

Company	S&P Global Ratings (S&P)	Moody’s Investors Service, Inc. (Moody’s)	Fitch Ratings, Inc. (Fitch)	A.M. Best Company, Inc. (A.M. Best)
Enact Mortgage Insurance Corporation	BBB (Good)	Baa2 (Adequate)	BBB+ (Good)	N/A
Genworth Life Insurance Company	N/A	N/A	N/A	C++ (Marginal)
Genworth Life and Annuity Insurance Company	N/A	N/A	N/A	B (Fair)
Genworth Life Insurance Company of New York	N/A	N/A	N/A	C++ (Marginal)

The ratings included herewith represent those solicited by the company and are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “BBB” (Good) has good financial security characteristics. The “BBB” rating is the fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “BBB” rating is the ninth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “Baa” rating is the fourth-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa2” rating is the ninth-highest of Moody’s 21 ratings categories.

Fitch states that “BBB” (Good) rated insurance companies are viewed as possessing good capacity to meet policyholder and contract obligations. The “BBB” rating category is the fourth-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “BBB+” rating is the eighth-highest of Fitch’s 19 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have a marginal ability to meet their ongoing insurance obligations. The “B” and “C++” ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Ratings’ eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, Fitch, A.M. Best and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis. The company does not provide non-public information to agencies issuing unsolicited ratings and cannot ensure that any agencies that rate the company or its insurance subsidiaries on an unsolicited basis will continue to do so.